                                                                   EXHIBIT 23.1


                        Consent of Independent Auditors


The Board of Directors
Century Bancshares, Inc.:

        We consent to the use of our report dated March 15, 1996, included herein, and to the reference to our firm under the heading "Experts" in the Prospectus.




                                        KPMG Peat Marwick LLP


Washington, D.C.
October 18, 1996